UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 16, 2020

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 16, 2020, Fortune Brands Doors, Inc., a Delaware corporation (“Fortune Brands Doors”) and wholly owned subsidiary of Fortune Brands Home & Security, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Agreement”) with the owners of Larson Manufacturing Company of South Dakota and its affiliated companies (collectively, “Larson Manufacturing”), a manufacturer of storm, screen and security doors. The Agreement provides that Fortune Brands Doors will purchase all of the issued and outstanding equity interests of Larson Manufacturing for $740 million, on a cash free and debt free basis, subject to working capital adjustments. The Company has agreed to guarantee the payment and performance of Fortune Brands Doors’ obligations under the Agreement.

The Agreement contains customary representations, warranties and covenants for a transaction of this nature. The Agreement may be terminated by either the Company or Larson Manufacturing upon the occurrence of certain customary events as set forth in the Agreement.

The closing of the transaction is currently expected to occur within the next 30 days,  subject to the satisfaction or waiver of customary closing conditions, including antitrust approval in the United States.

The foregoing description of the Agreement is summary in nature and is qualified in its entirety by reference to the full text of the Agreement. A copy of the Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2020.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description

99.1	Press release dated November 17, 2020, issued by Fortune Brands Home & Security, Inc.

104.	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC. (Registrant)
	By:	/s/ Robert K. Biggart
	Name:	Robert K. Biggart
	Title:	Senior Vice President, General Counsel and Secretary
Date: November 17, 2020